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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: March 11, 1996
                      (Date of the Earliest Event Reported)




                               HEALTHSOURCE, INC.
             (Exact name of Registrant as specified in its charter)


New Hampshire                   1-11538                    02-0387748
(State or other                 (Commission File           (I.R.S. Employer
jurisdiction of                 Number)                    Identification Number
incorporation)

          Two College Park Drive
          Hooksett, New Hampshire                                 03106
(Address of principal executive offices)                        (Zip Code)


                                  603/268-7000
              (Registrant's Telephone Number, including area code)

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Items 1-4.  Not applicable.

Item 5.     Other Events.

            On March 11, 1996, Healthsource, Inc. (the "Company") announced that it had completed the sale of $247.25 million principal amount of its 5% Convertible Subordinated Notes Due 2003. The proceeds of the sale were used to redeem the Company's outstanding $100 million face amount of 6.25% Class A Cumulative Preferred Stock and the balance to repay existing bank debt. The securities have not been registered under the Securities Act of 1933 and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities law.

Item 6.     Not Applicable.

Item 7.     Financial Statements and Exhibits.

            (a)  Not applicable.

            (b)  Not applicable.

            (c)  Exhibits.

                 20.1 Press Release dated March 11, 1996.

Item 8.          Not applicable.






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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEALTHSOURCE, INC.


Dated:   March 20, 1996               By: /s/ Thomas M. Congoran
                                        ---------------------------
                                            Thomas M. Congoran
                                            Chief Financial Officer













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